UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 26, 2000
Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                    Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 1 page.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to announce that BB&T Corporation's ("BB&T") Board of Directors, at their October 24, 2000 meeting, approved a new plan to repurchase up to 20 million shares of BB&T common stock as needed for issuance in specific business combinations to be accounted for as purchases.

     BB&T has a similar plan, approved by the Board of Directors in April 1999, that provided for the repurchase of up to 10 million shares of BB&T common stock for issuance in specific business combinations to be accounted for as purchases. Substantially all of the shares authorized under this plan have been repurchased in connection with business combinations completed since April 1999 that were accounted for as purchases.

EXHIBIT INDEX

Exhibit 99.1 Repurchase Notification of BB&T Common Stock

October 26, 2000

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                                                                                      MEDIA
Tom A. Nicholson                               Scott E. Reed                                                          Bob Denham
Senior Vice President                          Sr. Exec. Vice President                                         Senior Vice President
Investor Relations                               Chief Financial Officer                                             Public Relations
(336) 733-3058                                 (336) 733-3088                                                       (336) 733-1002

October 26, 2000

BB&T announces share buyback program

WINSTON-SALEM, N.C. – Acting under authority granted by the Board of Directors, BB&T Corporation (NYSE:BBT) today announced the approval of a new plan to repurchase up to 20 million shares of its common stock. It is anticipated that share repurchases will be made periodically as needed for issuance in specific business combinations to be accounted for as purchases.

BB&T currently has a plan, approved in April 1999, to repurchase up to 10 million shares of its common stock for issuance in specific business combinations to be accounted for as purchases. Substantially all of the shares authorized under this plan have been repurchased in connection with business combinations completed since April 1999 that were accounted for as purchases.

At September 30, 2000, BB&T had consolidated assets of $56.7 billion and operated 823 banking offices through its subsidiaries in the Carolinas, Georgia, Virginia, West Virginia, Kentucky, Maryland and Washington, D.C.

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S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date: October 26, 2000